UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 20, 2007 (September 19, 2007)

KEY ENERGY SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	1-8038	04-2648081
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 McKinney Street, Suite 1800

Houston, Texas 77010

(Address of Principal Executive Offices and Zip Code)

713/651-4300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On September 19, 2007, Key Energy Services, LLC, a Delaware corporation and wholly-owned subsidiary of Key Energy Services, Inc., a Maryland corporation (collectively, “Key”) entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Charles Moncla, Jr., Moncla Family Partnership, Ltd., L. Charles Moncla, Jr., as Trustee of the L. Charles Moncla, Jr. Charitable Remainder Trust, Michael Moncla, Matthew Moncla, Marc Moncla, Christopher Moncla, Bipin A. Pandya, Thomas Sandahl, Rhonda Moncla, Cain Moncla, Andrew Moncla, and Kenneth Rothstein (collectively, the “Sellers”) and Moncla Well Service, Inc., Moncla Marine, L.L.C., Moncla Marine Operations, L.L.C., Moncla Marine Vessel No. 1, L.L.C., Moncla Marine Vessel No. 2, L.L.C., Moncla Marine Vessel No. 3, L.L.C., Moncla Marine Vessel No. 4, L.L.C.,  Moncla Marine Vessel No. 5, L.L.C., Moncla Marine Vessel No. 6, L.L.C., Moncla Marine Vessel No. 8, L.L.C., Moncla Marine Vessel No. 9, L.L.C., Moncla Marine Crew Boats, L.L.C., Brothers Oilfield Service & Supply, L.L.C., 4M Equipment & Leasing, L.L.C., L C M Industries, L.L.C., Moncla Drilling, L.L.C., and Petroleum Well Service, Inc. (collectively, the “Moncla Companies”).

Pursuant to the terms of the Purchase Agreement, Key will buy from the Sellers the right, title and interests in the Moncla Companies.  The Moncla Companies’ assets include, but are not limited to, 53 rigs of which 37 are daylight rigs for well servicing and workovers and eight are twenty-four hour rigs for shallow drilling, sidetracking and deep workovers.  In addition, the Moncla Companies operate eight barge rigs, and own rig-up, swab, hot oil and anchor trucks, tubing testing units and rental equipment.  The Moncla Companies currently operate in Texas, Louisiana, Mississippi, Alabama and Florida.  The purchase price is $145.0 million, of which $ 112.5 million will be paid in cash at closing, with the balance consisting of $22.5 million in notes payable to the Sellers, and the assumption by Key of $10 million in long-term debt.  The closing of the Purchase Agreement transaction is subject to the expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended, and the satisfaction of other customary closing conditions.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Item 7.01.  Regulation FD Disclosure

On September 19, 2007, the Company issued a press release announcing that it had entered into a definitive agreement for the acquisition of the Moncla Companies, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference.  The information contained in this Item 7.01 (including the exhibit hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits.

	10.1	Stock Purchase Agreement dated September 19, 2007.

	99.1	Press release dated September 19, 2007 announcing the acquisition of the Moncla Companies.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.

Date: September 20, 2007	By:	/s/ Newton W. Wilson, III
Newton W. Wilson, III
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

10.1	Stock Purchase Agreement dated September 19, 2007.

99.1	Press release dated September 19, 2007 announcing the acquisition of the Moncla Companies.